Exhibit 10.1

AMENDMENT NO. 1
to the
SECOND AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT

This AMENDMENT NO. 1, dated as of February 4, 2011 (this “Amendment”), to the SECOND AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT, dated as of May 29, 2009 (the “Loan Agreement”), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the “Manager”), TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II), a Delaware statutory trust (the “Borrower”), the banks and other lending institutions from time to time party to the Loan Agreement (each a “Lender” and, collectively, the “Lenders”), CREDIT SUISSE AG, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York Branch), as Agent for the Lenders (the “Agent”), and WILMINGTON TRUST COMPANY, in its capacity as Collateral Agent and Depositary (the “Collateral Agent”). Capitalized terms used but not defined herein have the meaning set forth in the Loan Agreement.

RECITALS:

WHEREAS, the parties hereto entered into a Warehouse Loan Agreement, dated as of June 27, 2002, which was amended and restated pursuant to the Amended and Restated Loan Agreement, dated as of August 7, 2007, which was subsequently amended and restated by the Loan Agreement; and

WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1
AMENDMENTS

SECTION 1.1 Section 1.01 of the Loan Agreement is hereby amended by:

(a) deleting the words “the Maximum Advance Rate” in the definition of “Adjusted Facility Amount” and inserting the number “0.75” in lieu thereof;

(b) deleting the number “225” in the definition of “Alternative Rate” and inserting the number “175” in lieu thereof;

(c) replacing the existing definition of “Credit Exposure” with the following:

“‘Credit Exposure’, as applied to each Lender, means (i) in the case of a Committed Lender at any time prior to the termination of the Commitments, the difference of (A) the Commitment Percentage of such Lender multiplied by the Committed Amount less (B) the aggregate principal amount of all outstanding Loans funded by a Conduit Lender on behalf of such Committed Lender, and (ii) in the case of a Conduit Lender and in the case of a Committed Lender at any time after the termination of the Commitments, the aggregate principal balance of the outstanding Loans of such Lender.”

(d) deleting the word “five” in clause (iv) of the definition of “Eligible Railcar” and inserting the word “seven” in lieu thereof;

(e) replacing the existing clause (v) of the definition of “Eligible Railcar” with the following:

“(v) a Railcar other than a Railcar with an age from its date of manufacture equal to or greater than 25 years.”

(f) inserting the following clauses (xvi) and (xvii) immediately after the existing clause (xv) and immediately prior to the existing clause (xvi) in the definition of “Excluded Assets Amount” (and renumbering the existing clause (xvi) accordingly):

“(xvi) the amount by which (x) the Aggregate FMV of all Eligible Railcars with an age from their respective date of manufacture equal to or greater than 20 years exceeds (y) 3.5% of the Adjusted Facility Amount; plus

(xvii) the amount by which (x) the Aggregate FMV of all Eligible Railcars with an age from their respective date of manufacture equal to or greater than 10 years exceeds (y) 15.0% of the Adjusted Facility Amount; plus”

(g) deleting the number “250” in the definition of “Facility Margin” and inserting the number “200” in lieu thereof;

(h) inserting the following definition of “Final Interim Repayment”:

“‘Final Interim Repayment’ has the meaning set forth in Section 2.06.”

(i) inserting the following definition of “Interim Repayment”:

“‘Interim Repayment’ means any Preliminary Interim Repayment or the Final Interim Repayment.”

(j) deleting the words “the 30th anniversary of the Amendment Closing Date” in the definition of “Legal Final Maturity Date” and inserting the words “February 4, 2041” in lieu thereof;

(k) inserting the following definition of “Majority Lenders”:

“‘Majority Lenders’ means, collectively, Lenders whose aggregate Credit Exposure constitutes more than 50% of the Credit Exposure of all Lenders at such time.”

(l) deleting the existing definition of “Maximum Advance Rate” in its entirety and replacing it with the following definition:

“‘Maximum Advance Rate’ means, with respect to any Portfolio Railcar with an age from its date of manufacture equal to or greater than 10 years as of any Calculation Date, 60.00%, and with respect to any other Portfolio Railcar, 75.00%;

(m) inserting the following definition of “Preliminary Interim Repayment”:

“‘Preliminary Interim Repayment’ has the meaning set forth in Section 2.06.”

(n) deleting the existing definition of “Required Lenders” in its entirety and replacing it with the following definition:

“‘Required Lenders’ means, collectively, Lenders whose aggregate Credit Exposure constitutes more than 66-2/3% of the Credit Exposure of all Lenders at such time.”; and

(o) deleting the words “February 15, 2011” in the definition of “Revolving Termination Date” and inserting the words “February 4, 2013” in lieu thereof.

SECTION 1.2 Section 2.06 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Repayment and Maturity of Loans. On each of the first two Scheduled Payment Dates, the Borrower shall repay to the Collection Account a principal amount of the Loans equal to the excess (if any) of (x) the aggregate principal amount of the Loans outstanding as of such Scheduled Payment Date minus (y) the Permitted Interim Outstanding Principal Amount applicable to such Scheduled Payment Date (either such amount, a ‘Preliminary Interim Repayment’). On the third Scheduled Payment Date, the Borrower shall repay to the Collection Account, and there shall become due and payable, the remainder of the aggregate outstanding principal amount of the Loans and all accrued interest thereon (including all Aggregate Default Interest and all accrued interest thereon) (such amount, the ‘Final Interim Repayment’), and the Loans of each Lender shall be ratably repaid. In the event that any Interim Repayment is not paid when due, the Agent may, with the prior written consent of each Lender (which such consent shall be in the sole discretion of each such Lender) extend any such payment date on terms satisfactory to such Lenders (in their sole discretion); provided that, any such extension shall not extend any such payment beyond the Legal Final Maturity Date.”

SECTION 1.3 Section 2.07 of the Loan Agreement is hereby amended by inserting the following clause (b)(vii) immediately after the existing clause (b)(vi):

“(vii) If any Interim Repayment shall not have been paid when due, the Agent (at the written request of the Majority Lenders) shall direct the Borrower (at any time on or after the date when such amount was due) to (and upon receipt of such direction the Borrower shall or shall cause the Manager to) sell all or any part of the Collateral in the amount and in the manner specified by the Agent, and upon any such sale the Borrower shall prepay a portion of the principal amount of the outstanding Loans in an aggregate amount equal to the Net Cash Proceeds for each Railcar so sold. For the avoidance of doubt, the failure of the Agent or the Lenders to give or make any such direction or request, as applicable, on the date that any Interim Repayment was not paid when due shall not waive their respective rights to give such direction at any future time that such amount continues to be unpaid.”

SECTION 1.4 Section 7.05 of the Loan Agreement is hereby amended by inserting the words “or Section 2.07(b)(v), as applicable,” immediately after the words “Section 2.07(b)(iv)” and immediately before the words “shall have or simultaneously therewith” in clause (iii).

SECTION 1.5 Section 9.01 of the Loan Agreement is hereby amended by:

(a) inserting the words “any principal constituting part of an Interim Repayment due before but not on or after the Legal Final Maturity Date or” immediately after the words “other than” and immediately before the words “payments of principal” in clause (a)(i)(B);

(b) inserting the words “(other than failure to pay any principal constituting part of an Interim Repayment due before but not on or after the Legal Final Maturity Date)” immediately after the words “shall occur” and immediately before the words “, which default shall continue” in clause (a)(ii); and

(c) inserting the following clause “(n)” immediately after the existing clause “(m)”:

“(n) Required Asset Disposition. The Borrower shall fail to make (or cause to be made) any Asset Disposition required under Section 2.07(b)(vii) within six months of receiving direction from the Agent to make any such Asset Disposition, in each case in accordance with the terms set forth in such direction.”

SECTION 1.6 Section 2.09 of the Loan Agreement is hereby amended by deleting the number “100” in the first sentence and inserting the number “75” in lieu thereof.

SECTION 1.7 Section 11.03 of the Loan Agreement is hereby amended by deleting the existing clause (a) and replacing it with the following:

“(a) in the case of this Agreement, upon the Agent (x) requesting from each Rating Agency (if any) a determination whether, as a result of any such amendment (except for changes to the definition of “Committed Amount,” “Scheduled Payment Date” or the dates on which any Interim Repayment is due pursuant to Section 2.06, or other changes or agreements in respect of the subject matter herein which are, in the judgment of the Agent, ministerial or address mechanical matters not raising any substantive credit-related concerns, including in respect of such repayment and release matters associated with Asset Dispositions under Section 7.05), it would cause the rating of the Notes to be reduced or withdrawn, and providing notice of such determination to the Borrower and each of the Lenders or (y) giving written notice to each Rating Agency (if any) of any such amendment (except for changes to the definition of “Committed Amount,” “Scheduled Payment Date” or the dates on which any Interim Repayment is due pursuant to Section 2.06, or other changes or agreements in respect of the subject matter herein which are, in the judgment of the Agent, ministerial or address mechanical matters not raising any substantive credit-related concerns, including in respect of such repayment and release matters associated with Asset Dispositions under Section 7.05) at least ten days prior to the effective date with respect thereto and, prior to the expiration of such ten day period, no such Rating Agency shall have issued any written notice that such amendment would cause the rating of the Notes to be reduced or withdrawn, and”

ARTICLE 2
CONDITIONS

SECTION 2.1 Conditions to Effectiveness. This Amendment shall become effective on the date on which the Agent has received:

(a) signature pages to this Amendment duly executed by each party hereto (including each Lender);

(b) a copy of the Organizational Documents of each Facility Party, certified as of a recent date by the Secretary of State of its state of organization, to the extent such documents have been amended, supplemented or modified since May 29, 2009;

(c) a certificate as to the good standing of each Facility Party from such Secretary of State, as of a recent date;

(d) a certificate of the Secretary or Assistant Secretary of each Facility Party, dated as of the date of this Amendment, and certifying (A) that the certificate or articles of incorporation or other Organizational Documents, as applicable, of such Person have not been amended either since the date of the last amendment thereto shown on the related certificate furnished pursuant to clause (b) above or since May 29, 2009, if no certificate is required to be furnished pursuant to clause (b) above; (B) that attached thereto is a true and complete copy of the agreement of limited partnership, operating agreement or by-laws of such Person, as in effect on the date of this Amendment (or a certification that such documents have not been amended, supplemented, or otherwise modified since May 29, 2009) and in effect at all times since a date prior to the date of the resolutions described in clause (C) below, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Person, authorizing the execution, delivery and performance of this Amendment to which it is to be a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith or therewith on behalf of the such Person;

(e) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (d) above;

(f) a favorable written opinion of in-house counsel to each Facility Party, addressed to the Agent and each Lender, dated as of the date of this Amendment, in form and substance satisfactory to the Agent;

(g) a favorable written opinion of Kaye Scholer LLP, counsel to each Facility Party, addressed to the Agent and each Lender, dated as of the date of this Amendment, in form and substance satisfactory to the Agent;

(h) evidence that all costs, fees and expenses due to the Agent and the Lenders on or before the date of this Amendment shall have been paid, in each case to the extent invoiced or otherwise notified to the Borrower in writing; and

(i) such other documents as the Agent or Mayer Brown LLP, counsel for the Agent, may reasonably request.

ARTICLE 3
MISCELLANEOUS

SECTION 3.1 Waiver. The obligations of the Agent under Section 11.03(a) of the Loan Agreement shall be satisfied to the extent such obligations are performed in accordance with Section 11.03(a) of the Loan Agreement as modified hereby, and each of the parties, by its execution of this Amendment, waives any rights it may otherwise have pursuant to Section 11.03(a) of the Loan Agreement.

SECTION 3.2 Amendment of Sale Agreement. By its execution of this Amendment, the Agent and each of the Lenders consents to the amendment of the Sale Agreement substantially in the form set forth on Exhibit A hereto.

SECTION 3.3 Direction. The Agent hereby requests and directs the Collateral Agent to execute and deliver this Amendment, and hereby certifies and confirms to the Collateral Agent that the execution and delivery of this Amendment by the Collateral Agent is authorized and permitted by the Security Agreement and the other Loan Documents.

SECTION 3.4 Representations and Warranties. Each Facility Party represents and warrants that its respective representations and warranties set forth in Article V of the Loan Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

SECTION 3.5 Effect of Amendment. This Amendment shall constitute a “Loan Document” within the meaning of the Loan Agreement. All provisions of the Loan Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Loan Agreement (or in any other Transaction Document) to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

SECTION 3.6 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 3.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 3.8 Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Loan Agreement or any provision hereof or thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRINITY INDUSTRIES LEASING COMPANY

By: /s/ C. Lance Davis

Name: C. Lance Davis Title: Vice President

TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II)

By: /s/ C. Lance Davis

Name: C. Lance Davis Title: Vice President

WILMINGTON TRUST COMPANY,
as Collateral Agent and Depositary

By: /s/ Robert P. Hines, Jr.

Name: Robert P. Hines, Jr. Title: Assistant Vice President By: /s/ Robert P. Hines, Jr. Name: Robert P. Hines, Jr. Title: Assistant Vice President

CREDIT SUISSE AG, NEW YORK BRANCH (formerly known as Credit Suisse, New York Branch), as Agent and as a Committed Lender

By: /s/ Robert W. Conner

Name: Robert W. Conner Title: Director

By: /s/ Maureen Coen

Name: Maureen Coen Title: Managing Director

ALPINE SECURITIZATION CORP.,
as a Conduit Lender

By Credit Suisse AG, New York Branch, as its administrative agent

By: /s/ Robert W. Conner

Name: Robert W. Conner Title: Director

By: /s/ Maureen Coen

Name: Maureen Coen Title: Managing Director

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH,
as a Committed Lender

By: /s/ Christopher Lew

Name: Christopher Lew Title: Vice President

By: /s/ Brett Delfino

Name: Brett Delfino Title: Executive Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION,

as a Conduit Lender

By: /s/ Damian Perez

Name: Damian Perez Title: Vice President

GRESHAM RECEIVABLES (No. 3) Limited,
as a Committed Lender and a Conduit Lender

By: /s/ S.M. Hollywood

Name: S.M. Hollywood Title: Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), as a Committed Lender

By: /s/ Priya Vrat

Name: Priya Vrat Title: Director

By: /s/ Brian Bolotin

Name: Brian Bolotin Title: Managing Director

WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), as a Committed Lender

By: /s/ Edward Chang

Name: Edward Chang Title: VP

By: /s/ Ginger Brown

Name: Ginger Brown Title: SVP

EXHIBIT A

FORM OF AMENDMENT TO SALE AGREEMENT
AMENDMENT NO. 1
to the
SECOND AMENDED AND RESTATED
ASSET CONTRIBUTION AND PURCHASE AGREEMENT

This AMENDMENT NO. 1, dated as of February 4, 2011 (this “Amendment”), to the SECOND AMENDED AND RESTATED ASSET CONTRIBUTION AND PURCHASE AGREEMENT, dated as of May 29, 2009 (the “Sale Agreement”), is entered into between TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (“Trinity”), and TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II), a Delaware statutory trust (the “Company”).

RECITALS:

WHEREAS, the Company and Trinity are parties to the Second Amended and Restated Warehouse Loan Agreement, dated as of May 29, 2009 (the “Loan Agreement”), by and among Trinity, the Company, the banks and other lending institutions from time to time party to the Loan Agreement, Credit Suisse AG, New York Branch and Wilmington Trust Company.

WHEREAS, the parties have entered into an Amendment No. 1 (the “WLA Amendment”), dated on or about the date of this Amendment, to the Loan Agreement.

WHEREAS, the parties desire to amend the Sale Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1
AMENDMENTS

SECTION 3.9 Section 3.17 of the Sale Agreement is hereby amended by:

(a) inserting the words “or acquired” after the word “originated” in clause (o) thereof; and

(b) inserting the words “, unless otherwise noted in the Funding Package pursuant to which such Lease becomes a Portfolio Lease and approved by the Agent” after the words “Loan Agreement” in clause (w) thereof.

SECTION 3.10 Section 3.12 of the Sale Agreement is hereby amended by deleting the number “5” in clause (I) and inserting the number “7” in lieu thereof.

ARTICLE 2
CONDITIONS

SECTION 3.11 Conditions to Effectiveness. This Amendment shall become effective on the date on which the Agent has received:

(a) signature pages to this Amendment duly executed by each party hereto;

(b) a duly executed copy of the WLA Amendment evidencing the approval by the Agent (acting at the direction of the Required Lenders) of this Amendment;

(c) a favorable written opinion of in-house counsel to each Facility Party, addressed to the Agent and each Lender, dated on or about the date of this Amendment, in form and substance satisfactory to the Agent;

(d) a favorable written opinion of Kaye Scholer LLP, counsel to each Facility Party, addressed to the Agent and each Lender, dated on or about the date of this Amendment, in form and substance satisfactory to the Agent; and

(e) such other documents as the Agent or Mayer Brown LLP, counsel for the Agent, may reasonably request.

ARTICLE 3
MISCELLANEOUS

SECTION 3.12 Representations and Warranties. Trinity represents and warrants that its respective representations and warranties set forth in Article III of the Sale Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

SECTION 3.13 Effect of Amendment. All provisions of the Sale Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Sale Agreement (or in any other Transaction Document) to the Sale Agreement shall be deemed to be references to the Sale Agreement as amended hereby.

SECTION 3.14 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 3.15 Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 3.16 Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Sale Agreement or any provision hereof or thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRINITY INDUSTRIES LEASING COMPANY

By:

Name:
Title:

TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II)

By:

Name:
Title: